                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

I.    RECONCILIATION OF COLLECTION ACCOUNT:

         End of Period Collection Account Balance as of Prior Payment Date:                   585,210.58
         Available Funds:
                Contract Payments due and received in this period                           4,914,867.90
                Contract Payments due in prior period(s) and received in this
                 period                                                                       547,030.05
                Contract Payments received in this period for next period                     594,701.36
                Sales, Use and Property Tax, Maintenance, Late Charges                        156,441.97
                Prepayment Amounts related to early termination in this period                833,123.17
                Servicer Advance                                                              789,909.38
                Proceeds received from recoveries on previously Defaulted
                 Contracts                                                                          0.00
                Transfer from Reserve Account                                                   7,946.25
                Interest earned on Collection Account                                          13,107.11
                Interest earned on Affiliated Account                                           2,155.37
                Proceeds from repurchase of Contracts per Contribution and
                 Servicing Agreement Section 5.03                                                   0.00
                Amounts paid per Contribution and Servicing Agreement Section
                 7.01 (Substituted contract < Predecessor contract)                                 0.00
                Amounts paid under insurance policies                                               0.00
                Any other amounts                                                                   0.00
                                                                                          ---------------
         Total Available Funds                                                              8,444,493.14
         Less: Amounts to be Retained in Collection Account                                   911,186.30
                                                                                          ---------------
         AMOUNT TO BE DISTRIBUTED                                                           7,533,306.84
                                                                                          ===============

         DISTRIBUTION OF FUNDS:

                1.        To Trustee -  Fees                                                       0.00
                2.        To Servicer, any unreimbursed Nonrecoverable Advances
                            or Servicer Advances                                             547,030.05
                3.        To Noteholders (For Servicer Report immediately
                            following the Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                             0.00
                    a) Class A2 Principal (distributed after A1 Note matures)
                        and Interest                                                       3,047,128.60
                    a) Class A3 Principal (distributed after A2 Note matures)
                        and Interest                                                       2,168,364.45
                    a) Class A4 Principal (distributed after A3 Note matures)
                        and Interest                                                         619,968.75
                    b) Class B Principal and Interest                                         99,703.82
                    c) Class C Principal and Interest                                        199,930.11
                    d) Class D Principal and Interest                                        134,937.91
                    e) Class E Principal and Interest                                        178,738.66

                4.        To Reserve Account for Requirement per Indenture
                            Agreement Section 3.08                                                 0.00
                5.        To Issuer - Residual  Principal and Interest
                            and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or
                         Amortization Event in effect)                                       121,071.08
                    b) Residual Principal (Provided no Restricting or
                         Amortization Event in effect)                                       159,373.23
                    c)  Reserve Account Distribution (Provided no Restricting
                         or Amortization Event in effect)                                      7,946.25
                6.        To Servicer, Tax, Maintenance, Late Charges and Bank
                            Interest Earned and Any Other Amounts                            171,704.45
                7.        To Servicer, Servicing Fee and other Servicing                  ---------------
                            Compensations                                                     77,409.48
                                                                                          ---------------
         TOTAL FUNDS DISTRIBUTED                                                           7,533,306.84
                                                                                          ===============
         End of Period Collection Account Balance {Includes Payments in                   ---------------
          Advance & Restricting Event Funds (if any)}                                        911,186.30
                                                                                          ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                         $2,925,289.09
         - Add Investment Earnings                                                             7,946.25
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
            Requirement)                                                                           0.00
         - Less Distribution to Certificate Account                                            7,946.25
                                                                                          ---------------
End of period balance                                                                     $2,925,289.09
                                                                                          ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
   Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
   Balances.                                                                              $2,925,289.09
                                                                                          ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Pool A                              132,711,621.13
                               Pool B                               48,942,170.66
                                                                   --------------
                                                                                          181,653,791.79
Class A Overdue Interest, if any                                             0.00
Class A Monthly Interest - Pool A                                      847,841.81
Class A Monthly Interest - Pool B                                      312,672.08

Class A Overdue Principal, if any                                            0.00
Class A Monthly Principal - Pool A                                   2,835,684.98
Class A Monthly Principal - Pool B                                   1,839,262.93
                                                                   --------------
                                                                                            4,674,947.91
Ending Principal Balance of the Class A Notes
                               Pool A                              129,875,936.15
                               Pool B                               47,102,907.73
                                                                   --------------         --------------
                                                                                          176,978,843.88
                                                                                          ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $257,425,000     Original Face $257,425,000      Balance Factor
         $ 4.508163                           $ 18.160427             68.749672%
--------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                               Class A1                                      0.00
                               Class A2                              3,028,791.79
                               Class A3                             83,000,000.00
                               Class A4                             95,625,000.00
                                                                   --------------

Class A Monthly Interest                                                                  181,653,791.79
                               Class A1 (Actual Number Days/360)             0.00
                               Class A2                                 18,336.81
                               Class A3                                522,208.33
                               Class A4                                619,968.75
                                                                   --------------

Class A Monthly Principal
                               Class A1                                      0.00
                               Class A2                              3,028,791.79
                               Class A3                              1,646,156.12
                               Class A4                                      0.00
                                                                   --------------

                                                                                            4,674,947.91

Ending Principal Balance of the Class A Notes
                               Class A1                                      0.00
                               Class A2                                      0.00
                               Class A3                             81,353,843.88
                               Class A4                             95,625,000.00
                                                                   --------------         --------------
                                                                                          176,978,843.88
                                                                                          ==============

Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $83,000,000      Original Face $83,000,000       Balance Factor
        $ 6.291667                           $ 19.833206              98.016679%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                                     Pool A                          2,261,489.77
                                     Pool B                            833,955.54
                                                                   --------------
                                                                                            3,095,445.31

Class B Overdue Interest, if any                                             0.00
Class B Monthly Interest - Pool A                                       14,624.30
Class B Monthly Interest - Pool B                                        5,392.91
Class B Overdue Principal, if any                                            0.00
Class B Monthly Principal - Pool A                                      48,335.54
Class B Monthly Principal - Pool B                                      31,351.07
                                                                   --------------
                                                                                               79,686.61
Ending Principal Balance of the Class B Notes
                                     Pool A                          2,213,154.23
                                     Pool B                            802,604.47
                                                                   --------------         --------------
                                                                                            3,015,758.70
                                                                                          ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $4,387,000       Original Face $4,387,000        Balance Factor
        $ 4.562847                           $ 18.164260              68.743075%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                                     Pool A                          4,523,670.72
                                     Pool B                          1,668,219.90
                                                                   --------------
                                                                                            6,191,890.62

Class C Overdue Interest, if any                                             0.00
Class C Monthly Interest - Pool A                                       29,630.04
Class C Monthly Interest - Pool B                                       10,926.84
Class C Overdue Principal, if any                                            0.00
Class C Monthly Principal - Pool A                                      96,671.08
Class C Monthly Principal - Pool B                                      62,702.15
                                                                   --------------
                                                                                              159,373.23
Ending Principal Balance of the Class C Notes
                                     Pool A                          4,426,999.64
                                     Pool B                          1,605,517.75
                                                                   --------------         --------------
                                                                                            6,032,517.39
                                                                                          ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $8,775,000       Original Face $8,775,000        Balance Factor
        $ 4.621867                           $ 18.162191             68.746637%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


VII.   CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                                     Pool A                          3,015,780.47
                                     Pool B                          1,112,146.62
                                                                   --------------
                                                                                           4,127,927.09

Class D Overdue Interest, if any                                             0.00
Class D Monthly Interest - Pool A                                       20,959.67
Class D Monthly Interest - Pool B                                        7,729.42
Class D Overdue Principal, if any                                            0.00
Class D Monthly Principal - Pool A                                      64,447.39
Class D Monthly Principal - Pool B                                      41,801.43
                                                                   --------------
                                                                                              106,248.82
Ending Principal Balance of the Class D Notes
                                     Pool A                          2,951,333.08
                                     Pool B                          1,070,345.19
                                                                   --------------
                                                                                          --------------
                                                                                            4,021,678.27
                                                                                          ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $5,850,000       Original Face $5,850,000        Balance Factor
         $ 4.904118                          $ 18.162191             68.746637%
--------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                                     Pool A                          3,770,071.24
                                     Pool B                          1,390,337.68
                                                                   --------------
                                                                                            5,160,408.92

Class E Overdue Interest, if any                                             0.00
Class E Monthly Interest - Pool A                                       33,553.63
Class E Monthly Interest - Pool B                                       12,374.01
Class E Overdue Principal, if any                                            0.00
Class E Monthly Principal - Pool A                                      80,559.23
Class E Monthly Principal - Pool B                                      52,251.79
                                                                   --------------
                                                                                              132,811.02
Ending Principal Balance of the Class E Notes
                                     Pool A                          3,689,512.01
                                     Pool B                          1,338,085.89
                                                                   --------------         --------------
                                                                                            5,027,597.90
                                                                                          ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000       Ending Principal
Original Face $7,313,000       Original Face $7,313,000        Balance Factor
       $ 6.280273                            $ 18.160949             68.748775%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                                     Pool A                          4,526,372.91
                                     Pool B                          1,669,427.14
                                                                   --------------
                                                                                            6,195,800.05

Residual Interest - Pool A                                             105,221.08
Residual Interest - Pool B                                              15,850.00
Residual Principal - Pool A                                             96,671.08
Residual Principal - Pool B                                             62,702.15
                                                                   --------------
                                                                                              159,373.23
Ending Residual Principal Balance
                                     Pool A                          4,429,701.83
                                     Pool B                          1,606,724.99
                                                                   --------------         --------------
                                                                                            6,036,426.82
                                                                                          ==============

X.   PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                              77,409.48
 - Servicer Advances reimbursement                                                            547,030.05
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                            171,704.45
                                                                                          --------------
Total amounts due to Servicer                                                                 796,143.98
                                                                                          ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE OCTOBER 15, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                              150,809,006.21

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                 0.00

  Decline in Aggregate Discounted Contract Balance                                                             3,222,369.29
                                                                                                            ---------------

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                 147,586,636.92
                                                                                                            ===============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                         2,810,831.47

      - Principal portion of Prepayment Amounts                                                 411,537.82

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00
                                                                                            --------------

                                    Total Decline in Aggregate Discounted Contract Balance    3,222,369.29
                                                                                            ==============


POOL B
  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     beginning of the related Collection Period                                                               55,616,257.56

  Aggregate Discounted Contract Balance of Additional Contracts acquired during
     Collection Period                                                                                                 0.00

  Decline in Aggregate Discounted Contract Balance                                                             2,090,071.51
                                                                                                            ---------------

  Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
     ending of the related Collection Period                                                                  53,526,186.05
                                                                                                            ===============

  Components of Decline in Aggregate Discounted Contract Balance:
      - Principal portion of Contract Payments  and Servicer Advances                         1,674,221.33

      - Principal portion of Prepayment Amounts                                                 415,850.18

      - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

      - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

      - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

      - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00
                                                                                            --------------

                                    Total Decline in Aggregate Discounted Contract Balance    2,090,071.51
                                                                                            ==============

                                                                                                            ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                            201,112,822.97
                                                                                                            ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A

                                                                                         Predecessor
                                                     Discounted         Predecessor      Discounted
Lease #    Lessee Name                               Present Value      Lease #          Present Value
--------   ---------------------------------------   ---------------    -------------    ---------------------
3155-007   RADNET MANAGEMENT, INC.                       $188,552.08         1231-033            $1,243,525.87
3155-008   RADNET MANAGEMENT, INC.                       $535,706.60         1572-033              $878,621.70
3205-002   FOUNTAIN AND PHOENIX DIAGNOSTIC             $3,111,829.21         2421-001            $1,711,098.71


                                                     ---------------                     ---------------------
                                           Totals:     $3,836,087.89                             $3,833,246.28

        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                 $3,833,246.28
        b) ADCB OF POOL A AT CLOSING DATE                                                      $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 1.90%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables        $3,833,246.28
b)  Total discounted Contract Balance of Substitute Receivables         $3,836,087.89
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED      YES  [X]      NO [ ]
COLLECTION PERIOD


POOL B

                                                                                         Predecessor
                                                     Discounted         Predecessor      Discounted
Lease #    Lessee Name                               Present Value      Lease #          Present Value
--------   ---------------------------------------   ---------------    -------------    ---------------------
           NONE



                                                     ---------------                     ---------------------
                                           Totals:             $0.00                                     $0.00


        a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                         $0.00
        b) ADCB OF POOL B AT CLOSING DATE                                                       $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                   0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
          HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED      YES  [ ]      NO [X]
COLLECTION PERIOD

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING


                                                                                         Predecessor
                                                     Discounted         Predecessor      Discounted
Lease #    Lessee Name                               Present Value      Lease #          Present Value
--------   ---------------------------------------   ---------------    -------------    ---------------------
2841-002   MEDICAL IMAGING CO., INC.                     $980,724.35         2207-005            $1,326,497.89
2908-001   ALASE, L.L.C.                                 $131,731.36
2002476-2  ASHLAND AREA COMMUNITY HOSPITAL INC.          $169,739.33
           CASH                                           $44,302.85
1999-004   NAVIX DIAGNOSTIX, INC.                      $2,985,811.62         1881-005            $2,387,877.73
3155-007   RADNET MANAGEMENT, INC.                       $335,553.30         4284-402              $335,553.30





                                                     ---------------                     ---------------------
                                           Totals:     $4,647,862.81                             $4,049,928.92

        a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                           4,049,928.92
        b) ADCB OF POOL A AT CLOSING DATE                                                      $202,195,615.75
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 2.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables          $335,553.30
b)  Total discounted Contract Balance of Substitute Receivables           $335,553.30
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED      YES  [X]      NO [ ]
COLLECTION PERIOD

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS


                                                                                         Predecessor
                                                     Discounted         Predecessor      Discounted
Lease #    Lessee Name                               Present Value      Lease #          Present Value
--------   ---------------------------------------   ---------------    -------------    ---------------------
1679-002   OPENSIDED MRI OF ST. LOUIS, L.L.C.            $506,250.32         2207-004              $611,746.22
1218-020   MEDICAL SERVICES OF AMERICA                   $200,642.43


                                                     ---------------                     ---------------------
                                           Totals:       $706,892.75                               $611,746.22

        a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                               $611,746.22
        b) ADCB OF POOL B AT CLOSING DATE                                                       $90,333,293.68
        c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 0.68%

       * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
         THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
         HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED      YES  [ ]      NO [X]
COLLECTION PERIOD

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


XV. POOL PERFORMANCE MEASUREMENTS


1.    AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                         TOTAL OUTSTANDING CONTRACTS
        This Month                            4,743,445.20     This Month                       201,112,822.97
        1 Month Prior                         3,810,810.94     1 Month Prior                    206,425,263.77
        2 Months Prior                        2,989,070.17     2 Months Prior                   211,779,949.03

        Total                                11,543,326.31     Total                            619,318,035.77

        A) 3 MONTH AVERAGE                    3,847,775.44     B) 3 MONTH AVERAGE               206,439,345.26

        c) a/b                                       1.86%

2.    Does a Delinquency Condition Exist (1c > 6% )?           Yes [ ]   No [X]

3.    Restricting Event Check

        A. A Delinquency Condition exists for current
           period?                                             Yes [ ]   No [X]

        B. An Indenture Event of Default has occurred
           and is then continuing?                             Yes [ ]   No [X]

4.      Has a Servicer Event of Default occurred?              Yes [ ]   No [X]


5.    Amortization Event Check

        A. Is 1c  > 8% ?                                       Yes [ ]   No [X]

        B. Bankruptcy, insolvency, reorganization;
           default/violation of any covenant or obligation
           not remedied within 90 days?                        Yes [ ]   No [X]

        C. As of any Determination date, the sum of all
           defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?         Yes [ ]   No [X]


6.    Aggregate Discounted Contract Balance at Closing Date Balance      $270,243,724.70


DELINQUENT LEASE SUMMARY

        Days Past Due     Current Pool Balance    # Leases
        -------------     --------------------    --------
            31 - 60           12,986,490.20          77
            61 - 90            5,357,199.62          13
           91 - 180            3,810,810.94          26

Approved By:
Matthew E. Goldenberg
Assistant Treasurer